UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2003

                             U.S. HOME & GARDEN INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                   001-14015                77-0262908
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

655 Montgomery Street, San Francisco, CA                          94111
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (415) 616-8111

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(Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

            The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

            On June 26, 2003 U.S. Home & Garden Inc. (the "Company") issued a news release announcing that the special meeting of holders of Trust Preferred Securities of U.S. Home & Garden Trust I scheduled for June 27, 2003 would be adjourned. The new release also contained certain information regarding the Company's results of operations for the fiscal quarter ended June 30, 2003. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      U.S. HOME & GARDEN INC.
                                      (Registrant)


                                      By: /s/ Robert Kassel
                                          --------------------------------------
                                          Robert Kassel
                                          Chief Executive Officer and President

Date: July 2, 2003


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                                 EXHIBIT INDEX

             Exhibit 99.1- Press Release of U.S. Home & Garden Inc.
                              dated June 26, 2003.